UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2026
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HOME BANCSHARES, INC.
(Exact name of Registrant as Specified in Its Charter)
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Arkansas	001-41093	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
719 Harkrider, Suite 100
Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)
(501) 339-2929
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On March 24, 2026, Home BancShares, Inc. (“Home”) announced that it has received approvals from the Board of Governors of the Federal Reserve System and the Arkansas State Bank Department of its applications to acquire Mountain Commerce Bancorp, Inc. (“MCBI”), the holding company for Mountain Commerce Bank. The Board of Governors of the Federal Reserve System and the Arkansas State Bank Department have each also approved the proposed merger of Mountain Commerce Bank with and into Centennial Bank, Home’s wholly-owned bank subsidiary.
Subject to the satisfaction of the remaining closing conditions contained in the merger agreement between Home and MCBI, the proposed merger is expected to close early in the second quarter of 2026.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K may contain forward-looking statements, including statements about the anticipated closing and expected benefits of the proposed merger of Home and MCBI. Statements in this report that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to the possibility that the proposed merger with MCBI does not close when expected or at all, including because one or more conditions to closing are not received or satisfied on a timely basis or at all. Additional information on factors that might affect Home’s financial results is included in its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026. Home assumes no obligation to update the information in this Current Report, except as otherwise required by law.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date:	March 24, 2026	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer